                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 5, 2001
                                                  -------------

                          eLocity Networks Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-27087                  58-2027283
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File             (IRS Employer
    of Incorporation)                  Number)            Identification Number)


          200 South Washington Blvd., Suite 9, Sarasota, Florida 34236
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (941) 957-1009

                               Chattown.com, Inc.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         FINANCIAL STATEMENTS

         (a) Audited Balance Sheet for the years ended December 31, 1999 and 2000; Audited Statement of Operations for the period December 15, 1999 (date of inception) through December 31, 1999, and the year ended December 31, 2000, and cumulative amounts since inception; Audited Statement of Stockholders' Equity for the period December 15, 1999 (date of inception) through December 31, 2000; and Audited Statement of Cash Flows for the period December 15, 1999 (date of inception) through December 31, 1999, and the year ended December 31, 2000, and cumulative amounts since inception (incorporated by reference to Cyber Equestrian, Inc.'s Report on Form 10-KSB (Item 7) filed on March 5, 2001). (1)

         (b)   Pro forma financial information required by Form 8-K,
               Item 7(b). (2)

---------------
(1) Previously filed.
(2) Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned herein duly authorized.

                                            eLOCITY NETWORKS CORPORATION


Dated: July 5, 2001                         By:  /s/ Thomas Clay
                                                --------------------------------
                                                 Thomas Clay, President
                          eLOCITY NETWORKS CORPORATION





                       REPORT ON COMPILATION OF PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS





                      FOR THE PERIODS ENDED MARCH 31, 2001
                              AND DECEMBER 31, 2000









                                              BOBBITT, PITTENGER & COMPANY, P.A.

                          eLOCITY NETWORKS CORPORATION






                                    CONTENTS


                                                                        PAGE
                                                                        ----


FINANCIAL STATEMENTS

    ACCOUNTANTS' COMPILATION REPORT                                       2

    PRO FORMA CONSOLIDATED BALANCE SHEETS                                 3

    PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS                       4

June 7, 2001




TO THE STOCKHOLDERS
eLocity Networks Corporation
Sarasota, Florida

                         ACCOUNTANTS' COMPILATION REPORT

We have compiled the accompanying pro forma consolidated balance sheets of eLocity Networks Corporation as of March 31, 2001 and December 31, 2000 and the related pro forma consolidated statements of operations for the three months ended March 31, 2001 and 2000.

The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the merger of eLocity Networks Corporation and Cyber Equestrian, Inc. occurred at an earlier date. However, the pro forma consolidated financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned acquisition actually occurred earlier.

The accompanying presentation and this report were prepared for the Securities and Exchange Commission's form 8K and should not be used for any other purpose.

A compilation is limited to presenting in the form of pro forma consolidated financial statements information that is the representation of management and does not include evaluation of the support for the assumptions underlying the pro forma transactions. We have not audited or reviewed the accompanying pro forma consolidated financial statements and, accordingly do not express an opinion or any other form of assurance on them.




Certified Public Accountants
                          eLOCITY NETWORKS CORPORATION

                      PRO FORMA CONSOLIDATED BALANCE SHEETS



                                                                             March 31,             December 31,
                                                                               2001                    2000
                                                                           ------------           -------------
           ASSETS

Cash and cash equivalents                                                  $     78,506           $     123,633
Trading securities                                                               55,647                  64,677
Accounts receivable - net                                                           630                   8,418
Prepaids                                                                         50,000                  50,000
                                                                           ------------           -------------

    TOTAL CURRENT ASSETS                                                        184,783                 246,728

EQUIPMENT - NET                                                                  18,091                  14,852

OTHER ASSETS                                                                      1,552                   1,552
                                                                           ------------           -------------

                                                                           $    204,426                $263,132
                                                                           ============           =============


           LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
    Accounts payable                                                       $     23,004            $     12,693
    Income taxes payable                                                         57,502                  67,502
                                                                           ------------            ------------

        TOTAL CURRENT LIABILITIES                                                80,506                  80,195

    Minority interest in consolidated subsidiary                                 32,132                  41,882

STOCKHOLDERS' EQUITY
    Preferred stock, $.001 par value, 200,000,000
        shares authorized; no shares issued and
        outstanding
    Common stock, $.001 par value, 200,000,000
        shares authorized; 35,494,656 shares
        issued and outstanding, respectively                                     35,495                  35,495
    Additional paid-in capital                                               12,558,767              12,558,767
    Accumulated deficit                                                     (12,439,974)            (12,390,707)
    Less: treasury stock 200,000 shares                                         (62,500)                (62,500)
                                                                           ------------            ------------

                                                                                 91,788                 141,055
                                                                           ------------            ------------

                                                                           $    204,426            $    263,132
                                                                           ============            ============


                      See accountants' compilation report.

                          eLOCITY NETWORKS CORPORATION

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE THREE MONTHS ENDED MARCH 31,






                                                                   2001                   2000
                                                                ----------             ----------
REVENUES
     Membership fees - net                                      $   18,310             $   19,023
     Advertising                                                    53,472                215,294
                                                                ----------             ----------

                                                                    71,782                234,317



EXPENSES
     Advertising                                                    25,488                     --
     Automobile                                                         --                  4,528
     Depreciation                                                    1,763                  1,021
     Office expense                                                  1,915                 15,314
     Online and hosting service                                     28,720                 27,963
     Other expense                                                   1,700                  4,176
     Professional development                                        5,890                     --
     Professional fees                                              18,034                 31,790
     Rent                                                            2,327                     --
     Salary expense                                                 37,785                     --
     Telephone                                                       2,906                    380
     Travel                                                            303                  5,325
                                                                ----------             ----------


                                                                   126,831                 90,497
                                                                ----------             ----------

NET (LOSS) INCOME FROM OPERATIONS                                  (55,049)               143,820
                                                                ----------             ----------

OTHER INCOME
     Interest income                                                   663                    139
     Other income                                                    4,488                     --
     Gain on trading securities                                        631                     --
                                                                ----------             ----------

                                                                     5,782                    139
                                                                ----------             ----------

NET (LOSS) INCOME                                               $  (49,267)            $  143,959
                                                                ==========             ==========

NET (LOSS) INCOME PER SHARE                                     $   (.0014)            $    .0041
                                                                ==========             ==========






                      See accountants' compilation report.